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PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS - EQUITY PORTFOLIOS
SUPPLEMENT DATED NOVEMBER 16, 2005 TO PROSPECTUS DATED APRIL 1, 2005

The following replaces the sixth paragraph under "Portfolio Management" on page 40 of the Prospectus:

Effective November 4, 2005, the management team leaders for the International Growth Portfolio are Stephen Dowds, Senior Vice President of Northern Trust and Diane Jones, Vice President of Northern Trust. Mr. Dowds has had such responsibility since February 2005, and Ms. Jones since November 2002. Mr. Dowds joined Northern Trust in March 2004. From 1995 to 2004, Mr. Dowds was Chief Investment Officer at Dryden Capital Management (a Division of Prudential-Bache International). Ms. Jones joined Northern Trust in August 2000 and has managed various equity portfolios during the past five years.